1 Year-End 2025 Investor Presentation

2 Generally. The information contained in this presentation has been prepared by American Integrity Insurance Group, Inc. and its subsidiaries (collectively, “American Integrity, “AII,” ” the “Company,” “we,” “us” or “our”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation is current only as of the date of the presentation. For any time after the date of this presentation, the information, including information concerning our business, financial condition, results of operations and prospects, may have changed. The delivery of this presentation shall not, under any circumstances, create any implication that there have been no changes in our affairs after the date of this presentation. We have not authorized any person to give any information or to make any representations about us in connection with this presentation that is not contained herein. If any information has been or is given or any representations have been or are made to you outside of this presentation, such information or representations should not be relied upon as having been authorized by us. Cautionary Note Regarding Forward-Looking Statements. Certain statements in this presentation may be forward-looking statements. All statements other than statements of historical facts may be forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding: our outlook; our business strategy; writing new business and retaining existing policies; new insurance products; availability of reinsurance coverage; expectations on future growth; future Citizens take-out opportunities; anticipated future operating results and operating expenses, cash flows, capital resources and liquidity; reserves for losses and loss adjustment expenses; geographic expansion; reduction of our quota share; competition; future regulatory, judicial and legislative changes; forecasts of future revenues and appropriately planning our expenses; and our plans regarding our capital expenditures and investment portfolios. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “contemplates,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “targets,” “will,” “would” or the negative of these terms or other similar expressions. Forward-looking statements are neither historical facts nor assurances of future performance, and are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the potential that we may face significant losses due to being a property and casualty insurer and our exposure to catastrophic events and severe weather conditions, which can be unpredictable; our loss reserves are estimates and may be inadequate to cover our actual liability for losses, and actual claims incurred have exceeded, and in the future may exceed, reserves established for claims; the dependence of our financial results on the regulatory, legal, economic and weather conditions in Florida due to the fact that we conduct substantially all of our business in Florida; changing climate conditions may increase the severity and frequency of catastrophic events and severe weather conditions; the severity and frequency of catastrophe events of which are unpredictable; dependence upon the effectiveness of exclusions and other loss limitation methods in the insurance policies we assume or write; reliance upon third-party distribution partners, including independent insurance agents, homebuilder-affiliated agents and national insurance carriers; our ability to pursue Citizens take-out opportunities; cyclical changes in the insurance industry; our ability to obtain reinsurance coverage at commercially reasonable rates, or at all; credit risk of our reinsurers who may suffer a downgrade; the inherent uncertainty of models and our reliance on such models as a tool to evaluate risk, and the dependence of our results upon our ability to accurately price the risks we underwrite; the possibility that our information technology systems may fail or be disrupted; our ability to expand our business and the possible need to acquire additional capital in the future to fund such expansion; the ability of our claims department, or the third-party claims adjusters whom we may engage, to effectively manage or remediate claims as well as unanticipated increases in the severity or frequency of claims; the possibility that actual renewals of our existing policies will not meet expectations; increased competition and market conditions, including changes in our financial stability and credit ratings; the extensive regulatory environment in which we operate that requires approval of rate increases, can mandate rate decreases, and that can dictate underwriting practices and mandate participation in loss sharing arrangements, and other potential further restrictive regulation we may face; mandatory assessments or competition for government entities may create short-term liabilities or affect our ability to underwrite more policies; and other risks identified in “Risk Factors” in our reports filed with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K for the period ended December 31, 2025. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Market and Industry Data. Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from internal reports, where appropriate, as well as third-party sources and other publicly available information. Data regarding the industry in which the Company competes, its market position and market share within are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company’s control. In addition, assumptions and estimates of the Company and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. Financial Information. The financial information included in this presentation and other financial information about the Company can also be found on our Annual Report on Form 10-K for the period ended December 31, 2025, filed with the Securities and Exchange Commission on February 26, 2026. The Company has prepared its financial statements with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information, and the SEC rules for interim financial reporting. Accordingly, the financial results in this presentation do not include all the information and footnotes required for complete financial statements and should be read in conjunction with the audited condensed consolidated financial statements of American Integrity Insurance Group, LLC and the accompanying notes thereto for the year ended December 31, 2025. The results for interim periods do not necessarily indicate the results that may be expected for any interim period or for the full year. Financial results for periods beginning prior to the consummation of our initial public offering on May 7, 2025 are those of American Integrity Insurance Group, LLC and its consolidated subsidiaries, and financial results for periods beginning after our initial public offering are those of American Integrity Insurance Group, Inc. and its consolidated subsidiaries. Financial information prior to the year ended December 31, 2023 is derived from audited financial statements that were audited by our prior auditors, Thomas Howell Ferguson P.A., and not by our independent registered public accounting firm. Non-GAAP Financial Measures. This presentation includes certain financial measures derived from consolidated financial data but not presented in accordance with GAAP, including underwriting income, adjusted net income, adjusted return on equity, underlying loss and loss adjustment expenses, ceded catastrophe excess of loss premiums ratio and adjusted return on equity. The Company believes that these non-GAAP measures, when taken together with its financial results presented in accordance with GAAP, provide meaningful supplemental information regarding its operating performance and facilitate internal comparisons of its historical operating performance on a more consistent basis. These non-GAAP financial measures however are subject to inherent limitations, may not be comparable to similarly-titled measures used by other companies and should not be considered in isolation or as an alternative to GAAP measures. Please refer to the Appendix for reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures. Legal Disclaimer

3 Bob Ritchie Founder & Chief Executive Officer Founded American Integrity in 2006 Previously served in leadership roles at American Modern, AIG, CNA and GE Insurance Solutions More than 40 years of insurance industry experience BS, University of Evansville Jon Ritchie President Joined American Integrity in 2009 Previously served as COO and in operational and managerial roles Prior experience: leading an entrepreneurial venture BS, DePaul University; MBA, Indiana University Ben Lurie Chief Financial Officer Joined the American Integrity Board in 2017 and became CFO in 2024 Previously served as CFO of Sowell & Co. Prior experience: Morgan Stanley and Colliers International BS, Tulane University; MBA, Southern Methodist University David Clark Chairman Co-founded American Integrity in 2006 Currently serves as a Managing Director at Sowell & Co. Prior experience: McKinsey & Co. BA & BBA, University of Texas at Austin; Masters of Management, Northwestern University Experienced, Founder-Led Management Team

American Integrity Financial Highlights
Three Months & Year Ended 12/31/25

Year Ended 12/31/25 vs Year Ended 12/31/24

Metric	Value	Comparison
Policies In-Force [1]	422K	vs. 356K 2024 (+19%)
Gross Premiums Written	$945M	vs. $768M 2024 (+23%)
Net Premiums Earned	$243M	vs. $182M 2024 (+33%)
Total Shareholders' Equity [1]	$337M	vs. $162M 2024 (+108%)
Loss Ratio	39%	vs. 48% 2024 (-9 ppts.)
Combined Ratio	64%	vs. 81% 2024 (-17 ppts.)
Adjusted Net Income [2]	$105M	vs. $40M 2024 (+165%)
Adjusted ROE [3]	42%	vs. 27% 2024 (+15 ppts.)

Three Months Ended 12/31/25 vs Three Months Ended 12/31/24

Metric	Value	Comparison
Policies In-Force [1]	422K	vs. 356K 2024 (+19%)
Gross Premiums Written	$206M	vs. $238M Q4 '24 (-13%)
Net Premiums Earned	$59M	vs. $62M Q4 '24 (-4%)
Total Shareholders' Equity [1]	$337M	vs. $162M 2024 (+108%)
Loss Ratio	43%	vs. 52% Q4 '24 (-9 ppts.)
Combined Ratio	63%	vs. 89% Q4 '24 (-26 ppts.)
Adjusted Net Income [2]	$22M	vs. $8M Q4 '24 (+160%)
Adjusted ROE [3]	27%	vs. 21% Q4 '24 (+6 ppts.)

AMERICAN INTEGRITY

(1) As of December 31, 2025.
(2) Adjusted Net Income represents net income excluding net realized gains or losses on investments, stock compensation expense and certain non-recurring expenses, including those incurred in connection with our IPO, net of tax. See the non-GAAP reconciliation in the Appendix.
(3) Adjusted Return on Equity represents Adjusted Net Income divided by Average Shareholders' Equity. See the non-GAAP reconciliation in the Appendix.

4

5 Strong Voluntary Business Driving Organic Growth • Favorable policy retention trends and strong voluntary policy writings have resulted in 17% new voluntary policy growth during the year ended 12/31/25 compared to the prior year • Total policy growth is even higher due to the Citizens takeouts in late 2024 and 2025 75.1% 78.1% 81.5% 82.8% 82.7% 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Quarterly Policy Retention Ratio Trends +7.6 % PTS 89 104 FY 2024 FY 2025 Voluntary Policy Writings (000s) +17% 280 327 FY 2024 FY 2025 Voluntary PIF (000s) +16% 356 422 FY 2024 FY 2025 Total PIF (000s) +19%

Leading Florida Residential Market Share Position

Twenty years of cultivating our distribution network has resulted in a strong market share position in the Florida residential insurance marketplace, both in terms of voluntary writings and in-force policies/premium

New FL Voluntary Policies Written Year Ended 12/31/2025	
1. Assurant	187,165
2. Citizens	179,318
3. State Farm	125,942
4. Florida Peninsula	106,378
5. Tower Hill	100,542
6. QBE	96,874
7. American Integrity	**94,988**
8. Universal P&C	88,016
9. Frontline	84,052
10. American Modern	81,907
11. Progressive	65,633
12. USAA	63,370
13. Lemonade	59,075
14. Allstate	50,970
15. Kin	47,803
Other Public Peers	
26. Slide	19,430
34. Heritage	7,703
36. HCI	6,313

#7 Among All Carriers
#3 Excl. Citizens/National Carriers

FL Residential Policies In-Force As of 12/31/2025	
1. State Farm	638,209
2. Universal P&C	567,074
3. Slide	483,880
4. Florida Peninsula	408,269
5. Tower Hill	397,336
6. American Integrity	**390,751**
7. Citizens	389,157
8. Assurant	385,229
9. USAA	337,916
10. Frontline	295,747
11. HCI	257,454
12. Allstate	217,252
13. Progressive	216,252
14. Safepoint	213,110
15. Kin	162,306
Other Public Peers	
22. Heritage	110,213

#6 Among All Carriers
#5 Excl. Citizens/National Carriers

FL Residential Premium In-Force, $M As of 12/31/2025	
1. Slide	$1,779
2. Florida Peninsula	$1,630
3. Universal P&C	$1,576
4. State Farm	$1,271
5. HCI	$1,207
6. Tower Hill	$1,199
7. USAA	$962
8. Frontline	$961
9. Citizens	$936
10. American Integrity	**$884**
11. Safepoint	$688
12. Monarch	$544
13. Assurant	$516
14. Kin	$472
15. Security First	$469
Other Public Peers	
22. Heritage	$406

#10 Among All Carriers
#7 Excl. Citizens/National Carriers

(1) Market data provided by the Florida Office of Insurance Regulation (https://floir.com/tools-and-data/residential-market-share-reports).

AMERICAN INTEGRITY INSURANCE GROUP
6

7 Our Core Competencies Support and Fuel our Profitable Growth Our success is made possible by our core competencies built over two decades Deep, Diversified Distribution Robust, Granular Technology Platform Tested, Aligned Management Integrated, Detailed Underwriting & Claims  Longstanding independent agent relationships  National carriers and agencies  New construction home builder-affiliated agents  Selective Citizens depopulations  Insurance Now Guidewire system  Seamless API integrations  Block-level granularity with in-house programming  Founder-led since inception in 2007  Battle-tested senior leadership team  Deep Florida insurance expertise  Differentiated capacity at the agency/zip/census block level  Dedicated underwriters for top agencies  Strong integration between underwriting and claims, product and sales

8 Voluntary PIF Growth Now More Important Than Citizens Takeouts (1) Citizens Property Insurance Corporation. Includes all policies in-force (residential, wind only, and commercial). We have successfully and opportunistically pursued take-outs from Citizens but believe that opportunity is greatly diminished going forward • Since October 2024, we capitalized on favorable market conditions to assume policies from Citizens that fit our underwriting (both CAT and non-CAT) and profitability criteria • We assumed ~103k policies from Citizens between October 2024 and December 2025, representing ~$186M in assumed unearned premium, and we are pleased with how these policies are performing to date. 4Q ‘25 takeouts were modest, as we assumed ~8k policies, representing ~$21M in assumed unearned premium. • Given the decline in Citizens policy count from 1.4M(1) in September 2023 to 395K at year end 2025, we believe the takeout opportunity has already been substantially realized for the industry 1,305 1,084 1,029 1,284 1,472 1,315 1,022 661 504 456 440 427 442 543 759 1,146 1,229 936 395 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Citizens Policies In-Force, 000s (1)

9 Voluntary, Organic Growth Opportunities Abound Our strong balance sheet and leading position in the stabilized Florida insurance market give us confidence in our ability to capitalize on attractive, near-term organic growth opportunities Strong Balance Sheet Stable Market Market Leadership Strong Florida Voluntary Policy Writing And Renewal Trends Florida Expansion into Tri-County Opening Capacity for Middle-Aged Homes Florida Introduction of Commercial Residential Reduction of Non-Cat Quota Share Strategic Expansion in GA, SC, NC with Builder Agents

10 Tri-County Growth Opportunity The newly stabilized litigation environment has made it desirable to write business in the Tri-County(1), which we have limited since 2013 until the takeouts of 4Q 2024 and 2025 Tri-County Currently 7% of American Integrity’s Policies- In-Force vs 28% of Florida population(2) Immediate market penetration through robust national partners relationships and homebuilder aligned agencies Provides PML benefits short term and allows for additional growth in other areas of the state over time (1) Tri-County encompasses Miami-Dade, Broward and Palm Beach counties. (2) US Census Bureau.

11 Middle-Aged Roof Opportunity The newly stabilized litigation environment has made it desirable to insure middle-aged roofs, whereas during the roof crisis we emphasized new homes with new roofs Middle- Aged Roofs In response to the litigation crisis, AII reduced middle-aged roof exposure from 76% to 26%(1) The 2022 reforms have made middle-aged roofs attractive again Our longstanding relationship with our independent agents and our robust technology platform allow us to execute this plan quickly (1) Based on Voluntary HO3 policies covering roofs greater than five years old from 2016 to 2025. We define middle-aged roofs as roofs that are 5 years or older.

12 Commercial Residential Growth Opportunity AII has been preparing to enter the commercial residential insurance market for over a year. Admitted market for commercial residential in Florida is estimated to be $1.7B of premium(1) Assumed $5.9MM of unearned premium in our 4Q Citizens takeout First voluntary writings began in 4Q 2025 (1) Market data provided by the Florida Office of Insurance Regulation as of December 31, 2025 (https://floir.com/tools-and-data/residential-market-share-reports); Does not include the non-admitted market. Florida Commercial Residential

13 Reducing Non-Cat Quota Share AII has the opportunity to further drive revenue and net earned premium by reducing its reliance on non-cat quota share to 25% beginning 2026, below the 40% level previously Reducing Non-Cat Quota Share Ceded 40% of non-cat premiums to quota share partners in fiscal year 2025 Reduce that ceding rate to 25% for fiscal year 2026 Reducing non-cat quota share expected to increase our revenues and drive earnings

14 Strategic Regional Expansion Our deep relationship with our builder affiliated agencies has provided us with disciplined growth opportunities outside of our core Florida market. Strategic Regional Expansion Supports and deepens our builder affiliated agency relationships Recently surpassed 20K in-force policies in SC as of 12/31/2025 Writings in NC commenced in January 2026

15 Robust Reinsurance Program Our strategic reinsurance program is key to our risk management philosophy Per Risk & Facultative • Cover individual risks as opposed to group or class of business • Provides coverage for non-catastrophe losses from individual policies in excess of $1M Non-CAT Quota Share • Reinsurer assumes a specified percentage of losses for defined class of business • Utilized for non-catastrophe and flood-related losses Excess of Loss (“XOL”) • Reinsurer assumes all or portion of losses for an individual claim or event in excess of specified amount • Utilized for catastrophe protection with multiple prepaid reinstatements • Utilize captive to optimize profitability given uneconomic cost of XOL reinsurance at low limits • Improves financial flexibility and capital management Captive Reinsurance We regularly assess and realign our reinsurance structure to optimize the effectiveness of our program Reinsurance Philosophy Reduce earnings volatility 1 Enhance capital management 2 Limit exposure to CAT events 3 Protect capital 4 Our Risk Management Strategy Includes Multiple Types of Reinsurance: CAT Bonds • Collateralized catastrophe bonds placed in the private markets to protect against named storms in Florida

Catastrophe Reinsurance Program with Broad Market Support

Sophisticated and conservative all-peril catastrophe XOL coverage to mitigate retained property losses



J
First event
$1,968M
Integrity Re 2025 CL A-1
Integrity Re 2025 CL A-2
$1,937M
H
I
$1,668M
Integrity Re 2025 CL B-1
Integrity Re 2025 CL B-2
$1,401M
$1,378M
Integrity Re 2025-1 CL C
G
$1,093M
$1,093M
Integrity Re 2024-1 CL C
F
Integrity Re 2024-1 CL B
E
$982M
$954M
Integrity Re 2025-1 CL D
D
Integrity Re 2024-1 CL D
$790M
$758M
Florida Hurricane Catastrophe Fund
C
$272M
$210M
$90M
$35M
B
$10M
American Integrity Retention
A
K
Second event
$1,531M
$1,500M
Integrity Re 2025 CL A-1
Integrity Re 2025 CL A-2
$1,231M
Integrity Re 2025 CL B-1
Integrity Re 2025 CL B-2
$963M
$941M
Integrity Re 2025-1 CL C
$656M
$646M
Integrity Re 2024-1 CL C
Integrity Re 2024-1 CL B
$546M
$517M
Integrity Re 2025-1 CL D
Integrity Re 2024-1 CL D
$353M
$210M
$90M
$35M
$10M
American Integrity Retention

- **A** / **B** Total First and Second event retention of $35M, with $10M of exposure for the insurance entity and $25M of exposure for our captive (3rd event retention of $16M and 4th event retention of $10M)
- **C** Coverage by state of Florida, participation in FHCF is mandatory for all FL residential property insurers
- **D** Class D CAT bond placed in 2025, expiring end of May 2027
- **E** Multi-tranche CAT bond (class B and D) placed in 2024 expiring end of May 2026
- **F** Class C CAT bond placed in 2024 expiring end of May 2026
- **G** Class C CAT bond placed in 2025, expiring end of May 2027
- **H** Multi-tranche CAT bond placed in 2025 expiring end of May 2027
- **I** Multi-tranche CAT bond placed in 2025 expiring end of May 2028
- **J** First event tower, including retentions, equal to 1 in 130 yr. return period
- **K** Second Event assumes a First Event loss of $790M net of Florida Hurricane Catastrophe Fund and Named Storm Inuring layers

Our multi-layered CAT XOL program provides comprehensive coverage up to $1.97B, including Company retentions, for a single event and $1.5B for second event (assuming first event of $790m)

AMERICAN INTEGRITY INSURANCE GROUP
16

17 A Compelling Investment Opportunity American Integrity combines deep Florida expertise, management continuity and an impressive track record of operating in the stater with a large organic growth opportunity in the stabilized Florida market 1) Federal Reserve data https://fred.stlouisfed.org/series/FLPOP; U.S. Census Bureau data https://www.census.gov/quickfacts/fact/table/FL/PST040224 2) Capital growth includes increases in book value plus profit distributions to shareholders. 3) Adjusted ROE represents Adjusted Net Income divided by Average Shareholders’ Equity. See Appendix for non-GAAP reconciliation. Long-Term Growth and Profitability Track Record 2008 - 2025 GWP growth CAGR 14.0% 2008 - 2025 PIF growth CAGR of 10.4% vs 1.4% (1) annual population growth in Florida Mar 2007- Mar 2025 pre-IPO capital growth CAGR of 20.2% (2) Improved and Stabilized Florida Market and Positioning Historic litigation reforms of 2022 IPO May 2025 generated $100M of gross proceeds Adj. ROEs for 2023, 2024, 2025 of 33%, 27%, 42%, respectively (3) Built market leading voluntary distribution channel relationships Growth has Accelerated in 2025 Total PIF growth up 19% at 12/31/25 vs 12/31/24 Voluntary writings YTD 4Q 25 vs YTD 4Q 24 up 42% Policy retention rates up from 75% in 4Q 24 to 83% in 4Q 25 Voluntary, core organic growth of PIF up 16% at 12/31/25 vs 12/31/24 Current Organic Growth Opportunities Abound New Tri-County focus and capacity for writing middle age homes Reduce quota share over time to add to net writings 1Q 2026 FL commercial residential writings began in 4Q 2025 NC writings began in 1Q 2026

18 Appendix

19 Summary Financials Income Statement – Year Ended Income Statement – Three Months Ended $ in thousands December 31, December 31, Year Ended 2025 2024 Revenues Gross premiums written $944,634 $767,678 Change in gross unearned premiums (59,676) (85,462) Gross premiums earned 884,958 682,216 Ceded premiums earned (642,035) (500,161) Net premiums earned 242,923 182,055 Policy fees 10,397 7,393 Net investment income 21,704 14,180 Net realized gains on investments 569 119 Other income 892 607 Total revenues 276,485 204,354 Expenses Losses and loss adjustment expenses, net 98,034 90,832 Policy acquisition expenses 21,446 31,532 General and administrative expenses 41,498 30,951 Total expenses 161,428 153,315 Income before income taxes 115,057 51,039 Income tax expense 15,436 11,297 Net income $99,621 $39,742 Adjusted net income (1) $105,161 $39,648 Key Ratios Loss ratio 38.7% 47.9% Expense ratio 25.0% 33.0% Combined ratio 63.7% 80.9% (1) Adjusted Net Income represents net income excluding net realized gains or losses on investments, stock compensation expense and certain non-recurring or non-cash expenses, including those incurred in connection with our IPO, net of tax. See the non-GAAP reconciliation in this Appendix. $ in thousands December 31, December 31, Three Months Ended 2025 2024 Revenues Gross premiums written $206,388 $237,617 Change in gross unearned premiums 22,724 (37,776) Gross premiums earned 229,112 199,841 Ceded premiums earned (169,760) (138,052) Net premiums earned 59,352 61,789 Policy fees 2,422 1,736 Net investment income 5,916 3,760 Net realized gains on investments 27 16 Other income (loss) 358 (183) Total revenues 68,075 67,118 Expenses Losses and loss adjustment expenses, net 26,332 32,808 Policy acquisition expenses 5,804 11,837 General and administrative expenses 6,661 11,727 Total expenses 38,797 56,372 Income before income taxes 29,278 10,746 Income tax expense 8,409 2,349 Net income $20,869 $8,397 Adjusted net income (1) $21,798 $8,384 Key Ratios Loss ratio 42.6% 51.6% Expense ratio 20.2% 37.1% Combined ratio 62.8% 88.7%

20 Summary Financials Balance Sheet $ in thousands December 31, December 31, 2025 2024 Assets Short term investments $18,121 - Fixed maturities, available-for-sale, at fair value $330,489 $214,045 Total investments $348,610 $214,045 Cash and cash equivalents 203,902 173,220 Restricted cash 40,217 6,052 Premiums receivable, net 45,031 51,594 Accrued investment income 3,458 2,174 Prepaid reinsurance premiums 275,093 268,254 Reinsurance recoverable, net 269,056 462,097 Property and equipment, net 5,718 1,843 Right-of-use assets – operating leases 449 2,498 Deferred income tax asset, net 8,636 - Other assets 24,904 16,368 Total assets $1,225,074 $1,198,145 Liabilities and shareholders' equity Unpaid losses and loss adjustment expenses $266,591 $475,708 Income tax payable 2,680 11,873 Unearned premiums 481,557 421,881 Reinsurance payable 78,526 56,348 Advance premiums 11,752 6,561 Deferred income tax liability, net – 1,122 Long-term debt 618 1,029 Lease liabilities – operating leases 458 2,612 Deferred policy acq. costs, net unearned ceding commissions 12,902 31,931 Other liabilities and accrued expenses 32,986 26,688 Total liabilities $888,052 $1,035,753 Total shareholders' equity 337,022 162,392 Total liabilities and shareholders' equity $1,225,074 $1,198,145 (1) Adjusted Net Income represents net income excluding net realized gains or losses on investments, stock compensation expense and certain non-recurring or non-cash expenses, including those incurred in connection with our IPO, net of tax. See the non-GAAP reconciliation in this Appendix.

21 High Quality Investment Portfolio (1) Fair value of securities, accrued interest, cash and restricted cash as of 12/31/25. (2) Includes $369.1M of investments & cash, plus $3.5M of accrued interest, and $2.6M of unrealized gains in our managed investment portfolios at the holding company and insurance company combined. These accounts do not include cash accounts held for working capital. Weighted Average Credit Rating(2) AA- No Equity Exposure • We maintain a simple, conservative, highly-rated and liquid investment portfolio focused on investment grade fixed income securities • Total cash and investments at 12/31/2025 of $593M(1), which includes $375M in two investment portfolios(2) managed by Goldman Sachs Asset Management Weighted Average Effective Duration(2) 2.1 years Weighted Average Credit Rating(2) A No Equity Exposure Weighted Average Effective Duration(2) 1.1 years $86M 64%10% 25% 1% Insurance Company Portfolio Corporate Securities Government Securities Asset Backed Securities Cash $288M 53% 7% 24% 17% Holding Company Portfolio Corporate Securities Government Securities Asset Backed Securities Cash $87M

22 ($ in thousands) Year Ended December 31, 2025 2024 Total net premiums earned $242,923 $182,055 Plus: Policy fees 10,397 7,393 Total net premiums earned plus policy fees 253,320 189,448 Losses and loss adj. expense, net $98,034 $90,832 Loss and loss adj. expense ratio (% of net premiums earned plus policy fees) 38.7% 47.9% Less: Current year net catastrophe losses - 32,192 Prior year net reserve development (1,814) (3,187) Underlying loss and loss adj. expense, net $99,848 $61,827 Underlying loss and loss adj. expense, ratio (% of net premiums earned plus policy fees) 39.4% 32.6% ($ in thousands) Year Ended December 31, 2025 2024 Numerator: Net income $99,621 $39,742 Denominator: Average shareholders' equity 249,707 148,179 Return on equity 39.9% 26.8% Numerator: Adjusted net income $105,161 $39,648 Denominator: Average shareholders' equity 249,707 148,179 Adj. return on equity 42.1% 26.8% Adjusted Net Income Adjusted Return on Equity Non-GAAP Reconciliations Year Ended December 31, 2025 vs 2024 ($ in thousands) ($ in thousands) Underwriting Income Underlying Loss and Loss Adjustment Expense Ceded Catastrophe Excess of Loss Premiums Ratio Year Ended December 31, 2025 2024 Income before taxes $115,057 $51,039 Less: Net investment income 21,704 14,180 Net realized gains on investments 569 119 Other income 892 607 Underwriting income $91,892 $36,133 Year Ended December 31, 2025 2024 Gross premiums earned $884,958 $682,216 Total ceded premiums earned (642,035) (500,161) Less: NCQSR and other ancillary reinsurance treaties (248,103) (194,022) Ceded catastrophe XOL premiums earned $(393,932) $(306,139) Ceded catastrophe XOL premiums ratio 44.5% 44.9% ($ in thousands) Year Ended December 31, 2025 2024 Net income $99,621 $39,742 Add: Stock compensation 10,433 - Termination of MSA 3,000 - One-time bonus 1,387 - Post IPO transition expenses 2,287 - One-time IPO expenses 1,654 - Less: Net realized gains on Investments 569 119 Change in tax status 9,722 - Tax effect 2,930 (25) Adjusted net income (loss) $105,161 $39,648

23 ($ in thousands) Three Months Ended December 31, 2025 2024 Total net premiums earned $59,352 $61,789 Plus: Policy fees 2,422 1,736 Total net premiums earned plus policy fees 61,774 63,525 Losses and loss adj. expense, net $26,332 $32,808 Loss and loss adj. expense ratio (% of net premiums earned plus policy fees) 42.6% 51.6% Less: Current year net catastrophe losses - 14,084 Prior year net reserve development (3,009) 3,574 Underlying loss and loss adj. expense, net $29,341 $15,150 Underlying loss and loss adj. expense, ratio (% of net premiums earned plus policy fees) 47.5% 23.8% ($ in thousands) Three Months Ended December 31, 2025 2024 Numerator: Net income $20,869 $8,397 Denominator: Average shareholders' equity 326,451 158,414 Return on equity 25.6% 21.2% Numerator: Adjusted net income $21,798 $8,384 Denominator: Average shareholders' equity 326,451 158,414 Adj. return on equity 26.7% 21.2% Adjusted Net Income Adjusted Return on Equity Non-GAAP Reconciliations Three Months Ended December 31, 2025 vs 2024 ($ in thousands) ($ in thousands) Underwriting Income Underlying Loss and Loss Adjustment Expense Ceded Catastrophe Excess of Loss Premiums Ratio Three Months Ended December 31, 2025 2024 Income before taxes $29,278 $10,746 Less: Net investment income 5,916 3,760 Net realized gains on investments 27 16 Other income 358 (183) Underwriting income $22,977 $7,153 Three Months Ended December 31, 2025 2024 Gross premiums earned $229,112 $199,841 Total ceded premiums earned (169,760) (138,052) Less: NCQSR and other ancillary reinsurance treaties (63,713) (47,511) Ceded catastrophe XOL premiums earned $(106,047) $(90,541) Ceded catastrophe XOL premiums ratio 46.3% 45.3% ($ in thousands) Three Months Ended December 31, 2025 2024 Net income $20,869 $8,397 Add: Stock compensation - - Termination of MSA - - One-time bonus - - Post IPO transition expenses 1,203 - One-time IPO expenses - - Less: Net realized gains on Investments 27 16 Change in tax status - - Tax effect 247 (3) Adjusted net income (loss) $21,798 $8,384

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